SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 29, 2008

NANOVIRICIDES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-1379006	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 Wood Street, Suite 205
West Haven, Connecticut	06516
(Address of Principal Executive Offices)	(Zip Code)

(203) 937-6137
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On September 26, 2008, an interview with the Registrant’s Chief Executive Officer, Eugene Seymour, was made available on an Internet blog known as “All Allan” (www.allallan.blogspot.com).  A copy of the transcript of this interview is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)              Exhibits

Exhibit #	Description
99.1	Transcript of Interview of Eugene Seymour, MD

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NANOVIRICIDES, INC.

Date: September 29, 2008	By:	/s/ Dr. Eugene Seymour
Dr. Eugene Seymour
Chief Executive Officer

Exhibit Index

Exhibit #	Description
99.1	Transcript of Interview of Eugene Seymour, MD